
NFE INC.

# New Frontier Energy, Inc.

## Trading Symbol: NFEI

Energy Capital Investment Symposium
June 11, 2008

# Information on forward-looking statements

This document may contain forward-looking statements including declarations regarding New Frontier Energy, Inc. and it's future and expected performance based on assumptions that the Company believes are reasonable. No assurances can be given that these statements will prove to be accurate. A number of risks and uncertainties could cause actual results to differ materially from these statements, including, without limitation, decreases in prices for natural gas and crude oil, unexpected decreases in gas and oil production, the timeliness, costs and success of development activities, unanticipated delays and costs resulting from regulatory compliance, and other risk factors described from time to time in the Company's periodic reports filed with the Securities and Exchange Commission. These statements are made only as of the date of this report and future events may cause them to be less likely to prove to be true.

# NFEI Profile

New Frontier Energy, Inc., based in Denver, CO, is an oil & gas exploration company, with interests in four principal properties; the Slater Dome Field, the Flattops Prospect, the Focus Ranch Federal Unit and the Amber Waves Prospect. The first three projects are all located near the Colorado and Wyoming border in the Sand Wash Basin or Atlantic Rim area, a sub-basin of the Greater Green River Basin. The Amber Waves Prospect is located in the Denver Julesburg Basin—northeastern Colorado.

New Frontier Energy is focusing on expanding CBM gas production at the Slater Dome Field, and exploring the adjacent Focus Ranch Unit and Flattops prospects. The company owns a majority of the limited partnership interests in an 18-mile gas gathering line that delivers gas from the Slater Dome Field to a transportation hub in Baggs, Wyoming. The common stock is listed on the over the counter bulletin board under the symbol "NFEI". Additional information about New Frontier Energy, Inc. can be found at the Company's website www.nfeinc.com.

# Slater Dome, Flattops & Focus Ranch Unit Acreage

- **Colorado Wyoming Border**
  - Slater Dome, Mofatt County (CO) - 32,239 net acres
  - Focus Ranch Unit, Routt County (CO) - 30,500 net acres
  - Flattops, Carbon County (WY) – 3,276 net acres

*Project Potential*

- NFEI is operator with 66%-74% net working interest (19 wells drilled to date at Slater Dome)
- Large drilling inventory of 600 + wells at Slater Dome
- 6 coal sections with productive potential across acreage
- Frontier, Niobrara & Deep Creek conventional traps identified by seismic at Slater Dome & Focus Ranch
- 18 mile pipeline from Slater Dome Field to the Questar tap in Baggs, Wyoming, with excess capacity in place


WYOMING
MAPPED AREA
COLORADO

# O&G Operators in Development Fairway


ATLANTIC RIM, GREATER GREEN RIVER BASIN
Double Eagle
Cow Creek Field
19.5 BCFG
Anadarko Coal
Units
Sierra Madre Field
Merit Energy,
West Side Canal
Slater Dome
Yates
Flattops
Prospect
Focus Ranch Unit

# Robidoux 13-7 Well drill site



# Slater Dome Field Development Map


Explanation of Symbols
Proposed Wells
Existing Wells
Gates
Proposed Compressor Station
Low Water Crossing
Township and Range
Water Wells
Outfall
Culverts
Power Drop
Existing Overhead Power
Proposed Gas Line
Poposed Gas & Water Line
Existing Pipeline
Proposed Buried Electric
Proposed Water Line
Proposed Improved Road
Existing Improved Road
Existing Road
McKee 13-4
Page 10-6
C & C Cattle Co. 11-6
Battle Mountain 10-10
Battle Mountain 11-12
C & C Cattle Co. 11-10
Battle Mountain 10-16
C & C Cattle Co. 14-2
BM Fed 14-5
BM Fed 15-9
BM Fed 14-11
BM Fed 14-13
BM Fed 15-15
BM Fed 14-15
BM Fed 22-1
NFE Fed 23-3
Moffat 23-12-89 #1
Moffat 23-12-89 #2
Moffat 26-12-89 #1
Moffat 26-12-89 SWD #1
Fed 26-12-89 #1
Robidoux 13-6
Robidoux 13-7
Battle Mtn 13-5
Brownlee 13-1
Battle Mtn 18-8
Brownlee 13-9
Robidoux 13-12-89 #1
Robidoux 13-15
Brownlee 24-1
Robidoux 24-3
CF & I Corp
WYOMING
COLORADO
R 89 W
R 88 W

# 1 of 8 known gas seeps on the Slater Dome acreage



# Proven Reserve Report – as of Feb. 29, 2008

(Slater Dome acreage only - 32,239 net acres )

- **15.6 BCF -** estimated total proved reserves net to NFEI with 61 well locations.
- **Net future cash flow of $25.6 million after 10% discount, production & development costs, and income taxes. A 109% increase over fiscal 2007.**

- *NOTE TO INVESTORS: The SEC permits oil and gas companies to disclose **only proved reserves** that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms on this presentation, such as "**probable & possible resources**" and "**recoverable CBM resources,**" that **are not permitted to be included in filings with the SEC**. Investors are urged to consider closely the disclosure in our Form 10-K, that we file with the SEC at its public reference facility.*

# NFEI Corporate Milestones

- Developed Slater Dome from prospect into core producing asset with 15.6 BCF proved reserves net to NFEI's interest as of May 2008
- Constructed 18 mile gathering line from Slater Dome Field to the Questar tap in Baggs, Wyoming to commence gas production in June 2005
- Doubled working interest in Slater Dome during 2006 to 66% and became operator
- Raised $30 million to fund development to date
- Entered farmout agreement to acquire 74% working interest & become operator at the Focus Ranch Unit, located southeast and adjacent to Slater Dome Field (30,500 net acres)
- Achieved four-fold increase in Slater Dome gas production with 2007 field workover program (Gross production @ 1.4 million cubic feet p/day)
- Increased proved reserves every year since establishing production

# NFEI Recap of Current Status

- Completed Slater Dome compressor installation capable of handling up to 4 million cubic feet per day in May 2008
- 5 of the 8 wells drilled in 2007 have been connected to pipeline as of June
- Currently producing 1.4 million cubic feet per day from 14 wells
- Production step up to 2-3 million cubic feet per day in mid August timeframe as two more wells are connected and the dewatering process continues.
- REX Pipeline from Wamsutter, Wyoming to Mexico, Missouri was opened in January 2008 and has significantly impacted take our away price
- Acquired 5,041 Net Acre Amber Waves prospect in the D J Basin with 10 seismically controlled drill sites & are marketing for industry partners to drill the prospect this summer

# Rockies Express Pipeline nearing completion:
## Will Rocky Mountain pricing move closer to Henry Hub in 2008?



Sempra Pipelines & Storage
KINDER MORGAN
Canada
Entrega
Phase I
Phase II
Phase III
CIG
Southern Star
WIC
Burlington
Echo Springs
WIC-Medicine Bow
National Fuel
North Penn
Transco
Columbia Gas
Dominion
Equitrans
Leidy Hub
Opal
Wamsutter
Kanda
Questar
NWPL
WFS
Cheyenne
Huntsman
Meeker
KMIGT
Trailblazer
CIG
Cheyenne Plains
PSCO
WIC
KMIGT PXP
NNG
NGPL
ANR
PEPL
TransColorado
Midwestern
TGT
Tuscola
NGPL
PEPL
Trunkline
ANR
Lebanon
Tenn Gas
Clarington
East Ohio Gas
TETCO
Texas Gas
North Dakota
Minnesota
South Dakota
Wisconsin
Michigan
New York
Idaho
Wyoming
Nebraska
Iowa
Illinois
Indiana
Ohio
Pennsylvania
Utah
Colorado
Kansas
Missouri
Kentucky
West Virginia
Virginia
Maryland
Oklahoma
Arkansas
Tennessee
North Carolina
South Carolina
Mississippi
Alabama
Georgia
Proposed Pipeline (Cheyenne - Clarington)
Entrega (In-Service 2006)
Possible Expansion
Market Hubs
Proposed Interconnections
0
87.5
175
350
Miles
#0260-G

# Summary of Capital Structure

***As of 05/22/08:***

- 11.8 million shares - common stock outstanding:
- Series B & C convertible preferred equity common stock equivalents: 25 million shares

- ***After effect of preferred conversion*** *(a better way to evaluate NFEI)*
- **36.8** million - shares outstanding after effect of preferred equity conversion
- **$21.1** million - Total stockholder equity
- **$46 million*** - Market capitalization after effect of preferred equity conversion
  (*based on 6/02/08 closing price $1.25 and proforma 36.8 million shares outstanding)
- **15.6 Bcf - Proven Reserves as of Feb. 2008**

# Market for Common Stock & Related Stockholder Matters

- NFEI - OTC BB since June 2004
- 1,716 shareholders of record (including shares held in street name estimated to be 2,224 holders)
- 52 week high 05/25/08 - $1.38
- 52 week low 11/26/07 - $1.02
- 200-Day Moving Average -$1.16
- 16,240 - average volume (3 Mos. ended 06/2/08)
- 11,818,429 shares outstanding (as of 05/22/08)
- Public float 11,323,600

# Proforma Analysis of Fully Diluted Capital Structure

- **79.5 million** shares would be outstanding after all warrants & options are exercised and 2 entities would own 52% of the total issued and outstanding

  (NOTE: share issuance would represent $65 million in new funding)

**Proforma Analysis -** based on February 29, 2008 10-K SEC filing

- Proforma Cash Position: $68 million
- Proforma Shareholders Equity: $90 million
- Proforma Book Value: $1.13 p/share
- Proforma Market Capitalization: $99.34 million*

  (* assumes 06/02/08 closing price of $1.25)
- Proven Reserves as of February 2008: 15.6 BCF

# NFEI Internal Valuation

| | | |
|---|---|---|
| Industry Valuation Calculation in Millions: | | |
| Acreage | $ | 100 |
| Estimated value of reserves | | 55 |
| Gathering line and infrastructure | | 11 |
| Proceeds from warrants | | 60 |
| Total | $ | 226 |
| | | |
| Proforma shares outstanding | | 77,299,446 |
| | | |
| Value per share | $ | 2.92 |

# Why New Frontier Energy ?

- ✓ Management is delivering strong production & reserve growth
- ✓ Large inventory of low cost CBM wells with over 600 potential locations
- ✓ Long term productive wells ranging 20 - 25 years
- ✓ 6 potential coal sections; Upper and Lower Iles, Williams Fork, Almond, Pioneer and Darling coal seams throughout the acreage
- ✓ Significant upside resource potential with conventional traps indicated by seismic in the Deep Creek, Niobrara & Frontier at the Slater Dome and Focus Ranch Unit
- ✓ D & J Sand together with Niobrara oil potential in the Denver Julesburg Basin prospect
- ✓ Management has extensive O&G experience, a successful track record cultivating institutional shareholders, and has raised $30 million to fund development since inception

# Key Drivers for Building NFEI Shareholder Value

- Repeatable low risk development drilling strategy
- High probability of success = 95%
- Predictable annual production & reserve growth
- Drilling for conventional targets with a back up of CBM reserves present throughout the acreage
- Low development costs – under $0.75 per Mcf
- Significant developmental acreage position

# New Frontier Energy, Inc.

Trading Symbol - NFEI

Paul Laird – CEO
Les Bates – CFO

1789 W Littleton Boulevard
Littleton, CO 80120
303-730-9994

# NFEI Capital Structure Supplement

| New Frontier Energy Inc<br>Proforma Capitalization | Shares | | Proforma<br>Proceeds | Expiration<br>Date |
|---|---|---|---|---|
| **Issued and outstanding May 21, 2008** | **11,818,429** | | $ - | |
| **Proforma issuances:** | | | | |
| Series B Convertible Preferred | 4,164,562 | | - | no conversion time specified |
| Series C @ $1.05 automatic conversion in Jan 2010 | 20,904,754 | | - | 1/15/2010 |
| **Total Conversions without $ proceeds** | 25,069,316 | | | |
| **Pro forma fully diluted before warrants** | 36,887,745 | | | |
| | | | | |
| 2.5% Convertible Debenture Warrants @ $1.33 per share | 1,716,452 | | 2,282,881 | 7/22/2009 |
| Placement Agent Warrants Debentures @ $1.08 per share | 255,040 | | 275,443 | 7/22/2008 |
| Placement Agent Warrants Debentures @ $1.33 per share | 173,532 | | 230,798 | 7/22/2008 |
| Employee warrants and options | 584,333 | | 522,000 | mostly in 2015 |
| Stock warrants issued to third parties @ $1.13 per share | 50,006 | | 56,507 | 7/6/2008 |
| Stock warrants issued to third parties @ 2.00 | 200,000 | | 400,000 | 2/28/2010 |
| Stock warrants issued to third parties @ 2.00 | 100,000 | | 275,000 | 2/22/2009 |
| Options to officers, directors and others @ $1.25 | 3,950,000 | | 4,937,500 | 11/10/2016 |
| Series C AC warrants @ $1.50 | 21,166,646 | | 31,749,968 | 1/16/2010 |
| Series C BC warrants @ $2.00 | 10,583,545 | | 21,167,090 | 1/16/2010 |
| Series C placement agent warrants @ $1.05 | 492,857 | | 517,500 | 1/16/2010 |
| Series C placement agent warrants @ $1.50 | 492,857 | | 739,286 | 1/16/2010 |
| Series C placement agent warrants @ $2.00 | 246,432 | | 492,864 | 1/16/2010 |
| Series C dividend shares | 1,587,500 | | 1,666,875 | 1/16/2010 |
| Options to third parties @ $2.00 | 500,000 | | 1,000,000 | 12/31/2009 |
| Option to third party @ $2.00 | 350,000 | | 700,000 | 10/15/2010 |
| Option to third party @ $2.00 | 200,000 | | 400,000 | 1/30/2011 |
| | | | | |
| **Shares issued and proceeds from common stock issuances** | 42,649,199 | | $ 65,313,711 | |
| **Proforma issued and outstanding May 1, 2008** | **79,536,944** | | | |
| | | | | |
| **Current public float** | **11,323,600** | | | |